TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS

For The Years Ended December 31, 2006 and 2005 and
For The Period From July 24, 1998 (Inception) Through December 31, 2006

with

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
THEREON

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Trans-Pharma Corporation

We have audited the accompanying balance sheet of Trans-Pharma Corporation (a development stage company) (the “Company”) as of December 31, 2006 and the related statements of operations, stockholders’ deficit and cash flows for each of the years in the two-year period then ended, and the period from July 24, 1998 (inception) to December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Trans-Pharma Corporation (a development stage company) as of December 31, 2006 and the results of its operations and its cash flows for each of the years in the two-year period then ended, and the period from July 24, 1998 (inception) to December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred recurring operating losses, has a deficit accumulated during the development stage and has not recognized any revenue as of December 31, 2006. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amount and classification of liabilities that may result form the outcome of this uncertainty.

KMJ Corbin & Company LLP

Irvine, California
July 27, 2007, except for Note 7, as to which the date is September 11, 2007
p 949 296 9700      f 949 296 9701      2603 Main Street, Suite 600 Irvine CA 92614 kmjpartnerscpa.com
p 760 431 5465      f 760 431 5466      2768 Loker Avenue West Suite 101 Carlsbad CA 92010

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET

December 31, 2006
ASSETS
Current assets:
Cash	$542
Prepaid expenses	5,696

$6,238

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities:
Accounts payable	$173,692
Accrued interest	12,251
Notes payable to stockholders	226,300

Total current liabilities	412,243

Commitments and contingencies

Stockholders’ deficit:

Common stock, $0.001 par value; 100,000,000 shares authorized, 24,200,000 shares outstanding	24,200
Additional paid-in capital	2,362,800
Deficit accumulated during the development stage	(2,793,005)

Total stockholders’ deficit	(406,005)

$6,238

See report of independent registered public accounting firm and accompanying notes to financial statements

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF OPERATIONS

	For The Years Ended December 31,		For The Period From July 24, 1998 (Inception) Through December 31,
	2006	2005	2006
Operating expenses:
Payroll and related	$400,000	$400,000	$2,300,000
Selling, general and administrative	175,180	136,423	481,937

Operating loss	(575,180)	(536,423)	(2,781,937)

Other income (expense):
Interest expense	(9,052)	(3,199)	(12,251)
Interest income	-	-	1,183

Total other expense, net	(9,052)	(3,199)	(11,068)

Net loss	$(584,232)	$(539,622)	$(2,793,005)

Basic and diluted loss per common share	$(0.03)	$(0.05)	$(2,793,005)

Weighted average common shares outstanding	22,967,123	10,549,597

See report of independent registered public accounting firm and accompanying notes to financial statements

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF STOCKHOLDERS’ DEFICIT

For The Years Ended December 31, 2006 and 2005 and
For The Period From July 24, 1998 (Inception) Through December 31, 2006

			Additional	Deficit Accumulated	Total
	Common Stock		Paid-in	During the	Stockholders’
	Shares	Amount	Capital	Development Stage	Deficit
Balance, July 24, 1998 (Inception)	-	$-	$-	$-	$-

Estimated fair value of services contributed by stockholders	-	-	100,000	-	100,000

Net loss	-	-	-	(100,000)	(100,000)

Balance, December 31, 1998	-	-	100,000	(100,000)	-

Estimated fair value of services contributed by stockholders	-	-	200,000	-	200,000

Net loss	-	-	-	(204,000)	(204,000)

Balance, December 31, 1999	-	-	300,000	(304,000)	(4,000)

Issuance of common stock for cash	6,000,000	6,000	-	-	6,000

Estimated fair value of services contributed by stockholders	-	-	200,000	-	200,000

Net loss	-	-	-	(213,092)	(213,092)

Balance, December 31, 2000	6,000,000	6,000	500,000	(517,092)	(11,092)

Estimated fair value of services contributed by stockholders	-	-	200,000	-	200,000

Net loss	-	-	-	(208,420)	(208,420)

Balance, December 31, 2001	6,000,000	6,000	700,000	(725,512)	(19,512)

Continued…

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF STOCKHOLDERS’ DEFICIT - CONTINUED

For The Years Ended December 31, 2006 and 2005 and
For The Period From July 24, 1998 (Inception) Through December 31, 2006

			Additional	Deficit Accumulated	Total
	Common Stock		Paid-in	During the	Stockholders’
	Shares	Amount	Capital	Development Stage	Deficit
Estimated fair value of services contributed by stockholders	-	-	200,000	-	200,000

Net loss	-	-	-	(228,217)	(228,217)

Balance, December 31, 2002	6,000,000	6,000	900,000	(953,729)	(47,729)

Estimated fair value of services contributed by stockholders	-	-	200,000	-	200,000

Net loss	-	-	-	(207,196)	(207,196)

Balance, December 31, 2003	6,000,000	6,000	1,100,000	(1,160,925)	(54,925)

Estimated fair value of services contributed by stockholders	-	-	400,000	-	400,000

Net loss	-	-	-	(508,226)	(508,226)

Balance, December 31, 2004	6,000,000	6,000	1,500,000	(1,669,151)	(163,151)

Capital contributions	-	-	14,200	-	14,200

Issuance of common stock for cash	15,700,000	15,700	-	-	15,700

Exercise of stock options	100,000	100	-	-	100

Estimated fair value of services contributed by stockholders	-	-	400,000	-	400,000

Net loss	-	-	-	(539,622)	(539,622)

Balance, December 31, 2005	21,800,000	21,800	1,914,200	(2,208,773)	(272,773)

Continued…

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF STOCKHOLDERS’ DEFICIT - CONTINUED

For The Years Ended December 31, 2006 and 2005 and
For The Period From July 24, 1998 (Inception) Through December 31, 2006

			Additional	Deficit Accumulated	Total
	Common Stock		Paid-in	During the	Stockholders’
	Shares	Amount	Capital	Development Stage	Deficit
Capital contributions	-	-	48,600	-	48,600

Exercise of stock options	2,400,000	2,400	-	-	2,400

Estimated fair value of services contributed by stockholders	-	-	400,000	-	400,000

Net loss	-	-	-	(584,232)	(584,232)

Balance, December 31, 2006	24,200,000	$24,200	$2,362,800	$(2,793,005)	$(406,005)

See report of independent registered public accounting firm and accompanying notes to financial statements

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS

	For The Years Ended December 31,		For The Period From July 24, 1998 (Inception) Through December 31,
	2006	2005	2006
Cash flows from operating activities:
Net loss	$(584,232)	$(539,622)	$(2,793,005)
Adjustments to reconcile net loss to net cash used in operating activities:
Estimated fair value of contributed services	400,000	400,000	2,300,000
Changes in operating assets and liabilities:
Prepaid expenses	(1,998)	981	(5,696)
Accounts payable	121,516	46,650	173,692
Accrued interest	9,052	3,199	12,251

Net cash used in operating activities	(55,662)	(88,792)	(312,758)

Cash flows from financing activities:
Proceeds from notes payable to stockholders	-	30,000	226,300
Capital contributions	48,600	14,200	62,800
Proceeds from purchase of common stock	-	15,700	21,700
Proceeds from exercise of stock options	2,400	100	2,500

Net cash provided by financing activities	51,000	60,000	313,300

Net change in cash	(4,662)	(28,792)	542

Cash, beginning of period	5,204	33,996	-

Cash, end of period	$542	$5,204	$542

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$-	$-
Cash paid during the year for income taxes	$-	$-

Non-cash financing activity:
Conversion of advances to notes payable to stockholders	$-	$196,300

See report of independent registered public accounting firm and accompanying notes to financial statements

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

For The Years Ended December 31, 2006 and 2005 and
For The Period From July 24, 1998 (Inception) Through December 31, 2006

NOTE 1 — ORGANIZATION AND NATURE OF OPERATIONS

Organization and Nature of Operations

Trans-Pharma Corporation (the “Company”) was formed as a C Corporation under the laws of the State of Nevada on July 24, 1998 (“Inception”). The Company is based in San Diego, California.

The Company is in the pharmaceutical industry and holds a U.S. patent that covers the Transdel™ technology for transdermal drug delivery. The patent was contributed by the founders upon formation of the Company. The Company’s lead topical drug candidate, Ketotransdel™, utilizes the proprietary Transdel™ cream formulation to facilitate the passage of ketoprofen, a non-steroidal anti-inflammatory drug (“NSAID”), through the epidermis and into underlying tissues. Ketotransdel™ provides an alternative to oral administration of cyclooxygenase-2 selective NSAIDs (“COX-2 inhibitors”) and non-selective NSAIDs, which when administered orally are associated with increased risk of adverse cardiovascular events, gastrointestinal and other adverse complications. The Company has successfully completed a clinical trial for acute soft-tissue pain and soreness with Ketotransdel™. The Company presently intends to conduct additional clinical studies and pharmacological and toxicological studies of Ketotransdel™. The Company plans to obtain approval from the Food and Drug Administration (“FDA”) in order to market and distribute this product.

At present, all of the clinical, manufacturing and pharmacological and toxicological work will be managed by third party contractors and consultants. The Company will be exploring marketing or distribution arrangements or corporate partner arrangements to market and distribute its products. The Company is evaluating whether it is feasible to continue outsourcing significant business functions such as clinical trials, manufacturing and sales and marketing or if building its own infrastructure to carry out these functions is necessary or desirable. The Company has not generated any revenues and the Company does not anticipate that it will generate any revenues until one or more of its drug candidates are approved by the FDA and effective sales and marketing support is in place. The FDA approval process is highly uncertain and the Company cannot estimate when it will generate revenues, if at all.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Going Concern

The accompanying financial statements have been prepared on a going-concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the financial statements, the Company has incurred recurring operating losses, had negative operating cash flows of $55,662 and $88,792 in 2006 and 2005, respectively, and has not recognized any revenue since Inception. In addition, the Company had a deficit accumulated during the development stage of $2,793,005 and negative working capital of $406,005 at December 31, 2006. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern.

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

For The Years Ended December 31, 2006 and 2005 and
For The Period From July 24, 1998 (Inception) Through December 31, 2006

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

The Company's continuation as a going concern is dependent on its ability to obtain additional financing to fund operations, implement its business model, and ultimately, to attain profitable operations. The Company intends to raise additional financing to fund its operations. However, there is no assurance that sufficient financing will be available or, if available, on terms that would be acceptable to the Company.

Subsequent to December 31, 2006, the Company sold 25,700,000 shares of common stock for proceeds of $25,700 and issued convertible notes to various lenders for an aggregate of $1,500,000 (see Note 7).

The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

Development Stage Enterprise

The Company is a development stage company as defined in Statement of Financial Accounting Standards (“SFAS”) No. 7, Accounting and Reporting by Development Stage Enterprises. The Company is devoting substantially all of its present efforts to establish a new business, and its planned principal operations have not yet commenced. All losses accumulated since inception have been considered as part of the Company’s development stage activities.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and judgments that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting periods. Significant estimates made by management are, among others, the valuation of contributed services, stock options, warrants and deferred taxes. Actual results could differ from those estimates.

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to significant concentration of credit risk consist primarily of cash. The Company maintains its cash balances at high-quality institutions that are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $100,000. At times, the Company’s cash balances may exceed the amount insured by the FDIC. At December 31, 2006, the Company had no cash balances which exceeded the insured limit.

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

For The Years Ended December 31, 2006 and 2005 and
For The Period From July 24, 1998 (Inception) Through December 31, 2006

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Fair Value of Financial Instruments

The fair values of the Company’s cash, accounts payable and accrued expenses approximate carrying values due to their short maturities. The Company cannot determine the estimated fair value of notes payable to stockholders as the transactions originated with related parties and instruments similar to the notes payable could not be located.

Revenue Recognition

The Company will recognize revenues in accordance to the Securities and Exchange Commission Staff Accounting Bulletin (“SAB”) No. 101, Revenue Recognition, as amended by SAB No. 104. SAB No. 104 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectability is reasonably assured. Determination of criteria (3) and (4) will be based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectibility of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments will be provided for in the same period the related sales are recorded. The Company will defer any revenue for which the product has not been delivered or for which services have not been rendered or are subject to refund until such time that the Company and the customer jointly determine that the product has been delivered or services have been rendered or no refund will be required.

As of December 31, 2006, the Company had not generated any revenues and the Company does not anticipate that it will generate any revenues until one or more of its drug candidates are approved by the FDA and effective sales and marketing support are in place. The FDA approval process is highly uncertain and the Company cannot estimate when it will generate revenues at this time.

Income Taxes

The Company determines its income taxes under the asset and liability method in accordance with SFAS No. 109, Accounting for Income Taxes. Under the asset and liability method, deferred income tax assets and liabilities are calculated and recorded based upon the future tax consequences of temporary differences by applying enacted statutory tax rates applicable to future periods for differences between the financial statements carrying amounts and the tax basis of existing assets and liabilities. Generally, deferred income taxes are classified as current or non-current in accordance with the classification of the related asset or liability. Those not related to an asset or liability, are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse. Valuation allowances are provided for significant deferred income tax assets when it is more likely than not that some or all of the deferred tax assets will not be realized.

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

For The Years Ended December 31, 2006 and 2005 and
For The Period From July 24, 1998 (Inception) Through December 31, 2006

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Basic and Diluted Loss per Common Share

Basic loss per share is calculated by dividing net loss by the weighted average common shares outstanding during the period. Diluted net loss per share reflects the potential dilution to basic loss per share that could occur upon conversion or exercise of securities, options or other such items to common shares using the treasury stock method, based upon the weighted average fair value of the Company’s common shares during the period.  During the years ended December 31, 2006 and 2005, the Company did not have any potentially dilutive securities and no common stock equivalents were considered in the calculation of the weighted average number of shares outstanding because they would be anti-dilutive.

Stock-Based Compensation

In December 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 123 (revised 2004) (“SFAS No. 123(R)”), Share-Based Payment, to provide investors and other users of financial statements with more complete and neutral financial information by requiring that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. SFAS No. 123(R) covers a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. SFAS No. 123(R) replaces SFAS No. 123, Accounting for Stock-Based Compensation (“SFAS No. 123”), and supersedes Accounting Principles Board Opinion (“APB”) No. 25. SFAS No. 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. However, that Statement permitted entities the option of continuing to apply the guidance in APB No. 25, as long as the footnotes to financial statements disclosed what net income (loss) would have been had the preferable fair-value-based method been used. There would have been no effect to the Company’s net loss had it been accounting for its stock based compensation under SFAS No. 123 during 2005.

SFAS No. 123(R) requires companies to estimate the fair value of share-based payment awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as expense over the requisite service periods in the Company's statement of operations, reduced for estimated forfeitures. SFAS No. 123(R) requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. The Company adopted SFAS No. 123(R) in 2006. As a result of the adoption, the Company did not record any fair value-based compensation expense for options granted or vested during 2006.

Prior to the adoption of SFAS No. 123(R), the Company accounted for stock-based awards to employees and directors using the intrinsic value method in accordance with APB No. 25 as allowed under SFAS No. 123. Under the intrinsic value method, stock-based compensation expense would be recognized in the Company's statements of operations for option grants to employees below the fair market value of the underlying stock at the date of grant.

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

For The Years Ended December 31, 2006 and 2005 and
For The Period From July 24, 1998 (Inception) Through December 31, 2006

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

SFAS No. 123(R) requires the cash flows resulting from the tax benefits resulting from tax deductions in excess of the compensation cost recognized for those options to be classified as financing cash flows. Due to the Company's loss position, there were no such tax benefits during the year ended December 31, 2006.

Prior to the adoption of SFAS No. 123(R), those benefits would have been reported as operating cash flows had the Company received any tax benefits related to stock option exercises.

Description of 2005 Stock Plan

The Company's stock option plan provides for grant of options to employees and directors of the Company to purchase the Company's shares, as determined by management and the board of directors, at the fair value of such shares on the grant date. The options generally vest upon grant date and have a ten-year term. As of December 31, 2006, the Company is authorized to issue up to 5,000,000 shares under this plan and has approximately 2,400,000 shares available for future issuances.

Summary of Assumptions and Activity

The fair value of stock-based awards to employees and directors is calculated using the Black-Scholes option pricing model even though the model was developed to estimate the fair value of freely tradeable, fully transferable options without vesting restrictions, which differ significantly from the Company's stock options. The Black-Scholes model also requires subjective assumptions, including future stock price volatility and expected time to exercise, which greatly affect the calculated values. The expected term of options granted is derived from historical data on employee exercises and post-vesting employment termination behavior. The risk-free rate selected to value any particular grant is based on the U.S. Treasury rate that corresponds to the pricing term of the grant effective as of the date of the grant. The expected volatility is based on the historical volatility of publicly filing companies who are comparable to the Company and in a similar line of business. These factors could change in the future, affecting the determination of stock-based compensation expense in future periods.  The fair value of options granted during 2006 and 2005 was estimated using the following weighted-average assumptions:

	2006	2005
Stock options:
Expected term (in years)	10.0	10.0
Expected volatility	85%	85%
Risk-free interest rate	5.23%	4.50%
Dividend yield	-	-

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

For The Years Ended December 31, 2006 and 2005 and
For The Period From July 24, 1998 (Inception) Through December 31, 2006

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

A summary of option activity as of December 31, 2006 and changes during each of the two years then ended, is presented below:

	December 31, 2006
		Weighted-Average
	Shares	Exercise Price	Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Options outstanding and exercisable at January 1, 2005	-	$-
Options granted	350,000	0.001
Options forfeited	-	-
Options exercised	(100,000)	0.001
Options outstanding and exercisable at December 31, 2005	250,000	0.001
Options granted	2,250,000	0.001
Options forfeited	-	-
Options exercised	(2,400,000)	0.001
Options outstanding and exercisable at December 31, 2006	100,000	$0.001	8.6	$-

The weighted-average grant date fair value of options granted during 2006 and 2005 was $0.  Upon the exercise of options, the Company issues new shares from its authorized shares.

As of December 31, 2006, there was $0 of total unrecognized compensation cost related to employee and director stock option compensation arrangements.

Recent Accounting Pronouncements

In July 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109 (“FIN 48”), which clarifies the accounting and disclosure for uncertainty in tax positions, as defined. FIN 48 seeks to reduce the diversity in practice associated with certain aspects of the recognition and measurement related to accounting for income taxes. The Company is subject to the provisions of FIN 48 as of January 1, 2007. The Company believes that its income tax filing positions and deductions will be sustained on audit and does not anticipate any adjustments that will result in a material change to its financial position. Therefore, no reserves for uncertain income tax positions have been recorded pursuant to FIN 48. The cumulative effect, if any, of applying FIN 48 is to be reported as an adjustment to the opening balance of retained earnings in the year of adoption. The Company did not record a cumulative effect adjustment related to the adoption of FIN 48. Tax years since 1998 remain subject to examination by the major tax jurisdictions in which the Company is subject to tax. The Company’s policy for recording interest and penalties associated with income-based tax audits is to record such items as a component of income taxes.

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

For The Years Ended December 31, 2006 and 2005 and
For The Period From July 24, 1998 (Inception) Through December 31, 2006

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the FASB having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. SFAS No. 157 is effective for fiscal years beginning after December 15, 2007. The Company plans to adopt SFAS No. 157 beginning in the first quarter of 2008. The Company is currently evaluating the impact, if any, that adoption of SFAS No. 157 will have on its operating income (loss) or net income (loss).

On February 15, 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115. SFAS No. 159 permits an entity to choose to measure many financial instruments and certain other items at fair value. Most of the provisions in SFAS No. 159 are elective; however, the amendment to FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities, applies to all entities with available-for-sale and trading securities. Some requirements apply differently to entities that do not report net income. The fair value option established by SFAS No. 159 permits all entities to choose to measure eligible items at fair value at specified election dates. A business entity will report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. SFAS No. 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007.  Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of SFAS No. 157, Fair Value Measurements. The adoption of this pronouncement is not expected to have material effect on the Company’s financial statements.

Other recent accounting pronouncements issued by the FASB (including the Emerging Issues Task Force) and the American Institute of Certified Public Accountants did not or are not believed by management to have a material impact on the Company’s present or future financial statements.

NOTE 3 —NOTES PAYABLE TO STOCKHOLDERS

In August 2005, the Company issued seven convertible promissory notes in the aggregate amount of $226,300 to various stockholders. The convertible notes bore interest at 4% per annum and were to mature on August 25, 2010 (the “Maturity Date”). If prior to the Maturity Date, the Company sells shares of its common stock for aggregate gross proceeds of not less than $1,000,000 ("Financing"), the Company shall cause the entire outstanding principal amount and accrued interest to convert into common stock at a conversion price equal to the per share offering price of the common stock sold in the Financing.

In connection with the issuance of the notes payable to stockholders, the Company granted warrants that are exercisable into an aggregate of 226,300 shares of the Company’s common stock. The warrants were determined to have an insignificant fair value (see Note 5).

Interest expense on these notes was $9,052, $3,199, and $12,251 for the years ended December 31, 2006 and 2005 and the period from Inception to December 31, 2006, respectively.

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

For The Years Ended December 31, 2006 and 2005 and
For The Period From July 24, 1998 (Inception) Through December 31, 2006

NOTE 3 —NOTES PAYABLE TO STOCKHOLDERS, continued

Subsequent to December 31, 2006, the notes payable with interest were forgiven and the related warrants to stockholders were forfeited (see Note 7).

NOTE 4 — INCOME TAXES

At December 31, 2006, the Company has available for federal and state income tax purposes a net operating loss carryforwards of approximately $495,000, expiring through the year 2025, that may be used to offset future taxable income. The Company has provided a valuation reserve against the full amount of the net operating loss benefit, since in the opinion of management based upon the earnings history of the Company, it is more likely than not that the benefits will not be realized.

Pursuant to Internal Revenue Code Sections 382 and 383, the use of the Company’s net operating loss and credit carryforwards may be limited if a cumulative change in ownership of more than 50% occurs within a three-year period.  The annual limitation may result in the expiration of net operating losses and credits before utilization.

Deferred tax assets consist primarily of the tax effect of net operating loss carryforwards. The Company has provided a full valuation allowance on the deferred tax assets because of the uncertainty regarding realizability.  The valuation allowance increased approximately $20,000 and $15,000 during the years ended December 31, 2006 and 2005 respectively.

Components of deferred tax assets as of December 31, 2006 are as follows:

Non-current:
Net operating loss carry forward	$195,000

Valuation allowance	(195,000)
Net deferred asset	$-

NOTE 5 — STOCKHOLDER S’ DEFICIT

Common Stock and Capital Contributions

During the year ended December 31, 2006, the Company completed the following transactions:

-	Issued 2,400,000 shares of common stock under stock options at a strike price of $0.001 per share for proceeds of $2,400.

-	Received additional capital contributions of $48,600 made by the Company’s stockholders.

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

For The Years Ended December 31, 2006 and 2005 and
For The Period From July 24, 1998 (Inception) Through December 31, 2006

NOTE 5 — STOCKHOLDER S’ DEFICIT, continued

-
Recorded capital contributions of $400,000 (the estimated fair value of the services contributed) in connection with services contributed by stockholders, which is recorded as payroll and related in the accompanying statements of operations.

During the year ended December 31, 2005, the Company completed the following transactions:

-	Sold 15,700,000 shares of common stock at a price of $0.001 per share for proceeds of $15,700.

-	Issued 100,000 shares of common stock under stock options at a strike price of $0.001 per share for proceeds of $100.

-	Received additional capital contributions of $14,200 from the Company’s stockholders.

-
Recorded capital contributions of $400,000 (the estimated fair value of the services contributed) in connection with services contributed by stockholders, which is recorded as payroll and related in the accompanying statements of operations.

During the year ended December 31, 2004, the Company completed the following transactions:

-	Recorded capital contributions of $400,000 (the estimated fair value of the services contributed) in connection with services contributed by stockholders.

During the year ended December 31, 2003, the Company completed the following transactions:

-	Recorded capital contributions of $200,000 (the estimated fair value of the services contributed) in connection with services contributed by stockholders.

During the year ended December 31, 2002, the Company completed the following transactions:

-	Recorded capital contributions of $200,000 (the estimated fair value of the services contributed) in connection with services contributed by stockholders.

During the year ended December 31, 2001, the Company completed the following transactions:

-	Recorded capital contributions of $200,000 (the estimated fair value of the services contributed) in connection with services contributed by stockholders.

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

For The Years Ended December 31, 2006 and 2005 and
For The Period From July 24, 1998 (Inception) Through December 31, 2006

NOTE 5 — STOCKHOLDER S’ DEFICIT, continued

During the year ended December 31, 2000, the Company completed the following transactions:

-	Sold 6,000,000 shares of common stock at a price of $0.001 per share for proceeds of $6,000.

-	Recorded capital contributions of $200,000 (the estimated fair value of the services contributed) in connection with services contributed by stockholders.

During the year ended December 31, 1999, the Company completed the following transactions:

-	Recorded capital contributions of $200,000 (the estimated fair value of the services contributed) in connection with services contributed by stockholders.

During the period ended December 31, 1998, the Company completed the following transactions:

-	Recorded capital contributions of $100,000 (the estimated fair value of the services contributed) in connection with services contributed by stockholders.

Warrants

In connection with the convertible notes payable issued in August 2005 (see Note 3), the Company granted warrants to purchase 226,300 shares of common stock. The warrants vested upon grant, have a weighted-average exercise price of $0.001 per share, and expire in August 2010. The weighted-average grant date fair value of warrants granted during 2005 was $0.

The following summarizes the warrant activity during 2006 and 2005:

	Total Shares	Weighted- Average Exercise Price
Outstanding—December 31, 2004	—	—
Granted	226,300	$0.001
Exercised	—	—
Canceled	—	—
Outstanding—December 31, 2005	226,300	$0.001
Granted	—	—
Exercised	—	—
Canceled	—	—
Outstanding—December 31, 2006	226,300	$0.001

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

For The Years Ended December 31, 2006 and 2005 and
For The Period From July 24, 1998 (Inception) Through December 31, 2006

NOTE 5 — STOCKHOLDER S’ DEFICIT, continued

The fair value of warrants granted was estimated using the following weighted-average assumptions:

2005
Expected term (in years)	5.0
Expected volatility	85%
Risk-free interest rate	4.50%
Dividend yield	-

Subsequent to December 31, 2006, all warrants were cancelled (see Note 7).

NOTE 6 — COMMITMENTS AND CONTINGENCIES

Indemnities and Guarantees

The Company has made certain indemnities and guarantees, under which it may be required to make payments to a guaranteed or indemnified party, in relation to certain actions or transactions. The Company indemnifies its directors, officers, employees and agents, as permitted under the laws of the State of Nevada. The duration of the guarantees and indemnities varies, and is generally tied to the life of the agreement. These guarantees and indemnities do not provide for any limitation of the maximum potential future payments the Company could be obligated to make. Historically, the Company has not been obligated nor incurred any payments for these obligations and, therefore, no liabilities have been recorded for these indemnities and guarantees in the accompanying balance sheet.

Litigation

The Company is, from time to time, involved in various legal and other proceedings which arise in the ordinary course of operating its business. In the opinion of management, the amount of ultimate liability, if any, with respect to these actions will not materially affect the financial position or results of operations of the Company.

NOTE 7 - SUBSEQUENT EVENTS

In May 2007, the holders of the convertible notes payables and warrant agreements entered into on August 25, 2005 forgave the amounts due and forfeited the related warrants (see Note 3). In connection with the forgiveness, the Company will record additional paid in capital of approximately $241,000.

On May 24, 2007, the Company entered into a mutual release agreement with a vendor, settling a balance of $170,914. In accordance with the mutual release agreement, the Company paid $81,000 and recognized a gain of $89,914

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

For The Years Ended December 31, 2006 and 2005 and
For The Period From July 24, 1998 (Inception) Through December 31, 2006

NOTE 7 - SUBSEQUENT EVENTS, continued

The Company issued 25,700,000 shares of common stock for cash at a price of $0.001 per share for proceeds of $25,700, which includes the issuance of 200,000 shares upon the exercise of warrants for $200 of proceeds (see below), and received capital contributions in the aggregate amount of approximately $106,000 subsequent to December 31, 2006.

Recorded capital contributions of $175,000 (the estimated fair value of the services contributed) in connection with services contributed by stockholders, which is recorded as payroll and related in the accompanying statements of operations.

On February 27, 2007, the Company granted a warrant to purchase 200,000 shares of common stock in connection with services rendered. The warrant vested upon grant, had an exercise price of $0.001 per share, and expired in February 2012. In April 2007, the warrant was exercised.

In May and June 2007, the Company issued convertible notes payable to various lenders for an aggregate amount of $1,500,000 (collectively, the “2007 Notes”). Each of the 2007 Notes bears interest at 7% per annum and matures on December 16, 2007 ("Maturity Date"). If prior to the Maturity Date, the Company merges with another company ("Pubco") that has a security approved for quotation on the OTC Bulletin Board ("Pubco Merger") or other trading market and Pubco simultaneously sells shares of its common stock for aggregate gross proceeds of not less than $2,500,000 ("Pubco Financing"), the Company shall cause the entire outstanding principal amount and accrued interest to convert into Pubco common stock at a conversion price equal to one-half of the per share offering price of the Pubco common stock sold in Pubco Financing. In the event of a Pubco Merger and Pubco Financing, the Company would record a debt discount of $1,500,000, which would be amortized immediately to interest expense upon the conversion of the 2007 Notes. If a Pubco Merger has not occurred by the Maturity Date, then at the option of the lender, each of the 2007 Notes shall convert into a pro rata portion of such number of shares of the Company's common stock that represents 15% of the Company's outstanding common stock on the Maturity Date. The 2007 Notes are not convertible until the earlier of the Pubco Merger and Pubco Financing or the Maturity Date.

The Company entered into a lab agreement with DPT Laboratories (“DPT”) during May 2007 to produce the product Ketopfofen Cream. The agreement required the Company to pay DPT $50,000 upon signature, $150,000 after two weeks of the project start date, and $100,000 after fourteen weeks of the project start date. In May and July 2007, the Company paid and expensed, in the aggregate, $200,000 related to this agreement.

In July 2007, the Company commenced a private offering (the “Offering”) for a minimum of 30 units and a maximum of 50 units of a to be identified publicly-traded company (“Pubco”) that would acquire all of the capital stock and business of the Company. Each unit is comprised of 50,000 shares of Pubco’s common stock and a detachable redeemable warrant to purchase 12,500 shares of Pubco’s common stock with a cash exercise price of $4.00 per share and a cashless exercise price of $5.00 per share, for a per unit purchase of $100,000.

TRANS-PHARMA CORPORATION
(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

For The Years Ended December 31, 2006 and 2005 and
For The Period From July 24, 1998 (Inception) Through December 31, 2006

NOTE 7 - SUBSEQUENT EVENTS, continued

Immediately prior to the initial closing of the Offering by Pubco, a wholly-owned subsidiary of Pubco will be merged with the Company in a transaction, intended to be tax-free, commonly referred to as a reverse merger. As a result, the Company will become a wholly-owned subsidiary of Pubco and all of the outstanding common stock of the Company will be converted into stock of Pubco. Immediately after the merger, the officers and directors of Pubco will resign and the management of the Company will control such positions; therefore, effecting a change of control. As a result, the transaction will be recorded as a reverse merger whereby the Company will be considered to be the accounting acquirer as it will retain control of Pubco after the merger.

Effective August 21, 2007, the Company issued 50,000 shares of common stock in connection with the exercise of stock options at a price of $0.001 per share for proceeds of $50. Also, 50,000 stock options previously held were forfeited.

On August 22, 2007, the Company awarded and the Board of Directors approved issuing 1,250,000 shares of restricted stock to an officer of the Company. The restricted stock will 100% vest eighteen months following the consummation of a merger of the Company with a publicly traded company or a subsidiary of a publicly traded company.